UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 14, 2005

                            PER-SE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                000-19480                 58-1651222
(State or other jurisdiction      (Commission              (IRS Employer
      of incorporation)             File No.)            Identification No.)


 1145 Sanctuary Parkway, Suite 200, Alpharetta, Georgia        30004
        (Address of principal executive offices)             (Zip Code)


                                 (770) 237-4300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

             On March 14, 2005, Per-Se Technologies, Inc. ("Per-Se") issued a press release announcing that the Registration Statement on Form S-1 relating to the resale of its 3.25% convertible subordinated debentures due 2024 and the common stock issuable, if any, upon conversion of the debentures has been declared effective by the Securities and Exchange Commission. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01    Financial Statements and Exhibits.

     (c)     Exhibit 99.1 - Press Release dated March 14, 2005.


                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2005

                                                 PER-SE TECHNOLOGIES, INC.



                                                 By: /s/ CHRIS E. PERKINS
                                                     ---------------------------
                                                     Chris E. Perkins
                                                     Executive Vice President
                                                     and Chief Financial Officer

                                  EXHIBIT INDEX

     Exhibit
       No.                         Description
       ---                         -----------

      99.1         Press Release dated March 14, 2005.